UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)     June 7, 2005
                                                      --------------------------

                          FIRST AVIATION SERVICES INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

                0-21995                                  06-1419064
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      (Commission File Number)                 (IRS Employer Identification No.)

           15 Riverside Avenue
          Westport, Connecticut                             06880-4214
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  (Address of Principal Executive Offices)                  (Zip Code)

                                 (203) 291-3300
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

On June 7, 2005, the Board of Directors of First Aviation Services, Inc. approved changes to the compensation of board members effective June 1, 2005. The principal changes were to:

     o increase the annual fee for non-employee directors by $5,000, to $25,000 per annum, and require the fee be paid in common stock (rather than permit a cash election); and

     o increase meeting fees for non-employee directors by $1,000 per meeting, to $2,000 per meeting, but pay no meeting fees for four regularly scheduled board meetings and the annual shareholder's meeting, and require the fee be paid in cash (rather than permit a stock election).

The material terms and conditions of the board of directors compensation is set forth in Exhibit 10.1 to this report and incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits

(c) Exhibits

     Exhibit No.         Description
     -----------         -----------

        10.1 Compensation for Services of the Board of Directors of First Aviation Services Inc.



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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       FIRST AVIATION SERVICES INC.


                                       By: /s/ Robert Costantini
                                           -------------------------------------
                                           Name: Robert Costantini
                                           Title: Chief Financial Officer


Date:  June 13, 2005
      ---------------



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

                                 EXHIBIT INDEX


     Exhibit No.         Description
     -----------         -----------

     10.1 Compensation for Services of the Board of Directors of First Aviation Services Inc.



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